                                                                    EXHIBIT 99.3

                                                                       EXECUTION



                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         AMENDMENT dated as of November 21, 2001 by and among Rouge Steel Company, a Delaware corporation ("Borrower"), Rouge Industries, Inc., a Delaware corporation ("RII"), QS Steel Inc., a Michigan corporation ("QS"), Eveleth Taconite Company, a Minnesota corporation ("Eveleth", and together with RII and QS, each individually a "Guarantor" and collectively, "Guarantors"), the financial institutions from time to time parties hereto as lenders, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders") and Congress Financial Corporation, a Delaware corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

         WHEREAS, Agent, Lenders, Borrower and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 13, 2001, by and among Agent, Lenders, Borrower and Guarantors (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrower and Guarantors have advised Agent and Lenders that Borrower intends to enter into certain financing arrangements with Ford Motor Company ("Ford" as hereinafter further defined) pursuant to which Ford may make certain loans to Borrower secured by assets and properties of Borrower and Guarantors; and

         WHEREAS, Borrower and Guarantors have requested that Agent and Lenders consent to certain financing agreements between Borrower and Ford and agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.



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         1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                  (a) "Amendment No. 1" shall mean this Amendment No. 1 to the Loan and Security Agreement by and among Borrower, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (b) "Consultant" shall mean the firm to be retained by Borrower to provide financial and business consulting services to Borrower pursuant to Section 3.5 below and any replacement or successors thereto.

                  (c) "Ford" shall mean Ford Motor Company, a Delaware corporation, and its successors and assigns.

                  (d) "Ford Intercreditor Agreement" shall mean the Intercreditor and Subordination Agreement, dated of even date herewith, by and between Agent and Ford, as acknowledged by Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (e) "Ford Inventory Payable" shall mean the aggregate amount of the accounts payable owed by Borrower or any Guarantor to Ford at any given time pursuant to the sale or transfer to Borrower or a Guarantor of inventory consisting of semi-finished goods or finished goods which are held by Borrower or a Guarantor for sale and raw materials and work-in-process used in the making of such semi-finished or finished goods (and in no event shall electricity or similar items be deemed to constitute inventory of Borrower or a Guarantor).

                  (f) "Ford Loan Agreement" shall mean the Subordinated Loan and Security Agreement by and among Borrower, Guarantors and Ford, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (g) "Ford Loan Documents" shall mean (i) the Ford Loan Agreement, (ii) the Note, dated as of November 19, 2001, issued by Borrower payable to Ford in the original principal amount of up to $75,000,000 and (iii) all agreements, documents and instruments at any time executed and/or delivered by Borrower or any Guarantor or any other person to, with or in favor of Ford in connection with or related to the Ford Loan Agreement, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.2  Amendment to Definitions.

                  (a) The definition of "Eligible Accounts" set forth in Section
1.26 is hereby


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amended to add a new sentence on to the end of such definition as follows:

                  "Notwithstanding anything to the contrary contained herein, any Accounts owing by Ford or any of its affiliates shall not be deemed to be Eligible Accounts."

                  (b) The definition of "Eligible Inventory" set forth in
Section 1.27 is hereby amended to add a new sentence on to the end of such definition as follows:

                  "Notwithstanding anything to the contrary contained herein, any Inventory purchased from or supplied by Ford or any of its affiliates shall not be deemed to be Eligible Inventory."

                  (c) The definition of "Maximum Credit" set forth in Section
1.63 of the Loan Agreement is hereby amended to delete the reference to "$250,000,000" in such definition and to replace with "$200,000,000".

         1.3 Interpretation. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

Section 2. Amendments to Loan Agreement.

         2.1 Collateral Reporting. Section 7.1(a) of the Loan Agreement is hereby deleted and replaced with the following new Section 7.1(a):

                                    "(i) on a daily basis, a Borrowing Base
                  Certificate setting for the calculation of the Borrowing Base as of the previous day with a schedule of sales made, collections received and credit memos issued for such day, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower reasonably acceptable to Agent,

                                    (ii) as soon as possible after the end of
                  each week (but in any event within two (2) Business Days after the end thereof), on a weekly basis, a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of the last Business Day of the immediately preceding day as to the Accounts and as of the last day of the immediately preceding week as to Inventory, including the schedules required pursuant to the terms of the Borrowing Base Certificate, a calculation of the aggregate amount of the Ford Inventory Payable as of the immediately preceding week and a calculation of the aggregate amount of Inventory purchased from or supplied by Ford as of the immediately preceding week, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower reasonably acceptable to Agent,

                                    (iii) as soon as possible after the end of
                  each month (but in any event within ten (10) Business Days after the end thereof), on a monthly basis or more frequently as Agent may reasonably request, (A) a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of the last Business Day of the immediately preceding month as to the Accounts and as of the last day of the immediately preceding month as to Inventory, including the schedules required pursuant to the terms of the Borrowing Base Certificate for such month, including sales, collections received and credit memos issued for each day of such month, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower reasonably acceptable to Agent, (B) perpetual inventory reports, (C) inventory reports by location and category (and including the amounts of Inventory and the value thereof at premises of Eveleth Mines L.L.C., any leased locations and at premises of warehouses, processors or other third parties), (D) agings of accounts receivable (together with a reconciliation to the previous month's aging and general ledger) and (E) agings of accounts payable (and including information indicating the amounts owing to Eveleth Mines L.L.C., to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral),

                                    (iv) upon Agent's reasonable request, (A)
                  copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and
                  (C) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrower, and

                                    (v) such other reports as to the Collateral
                  as Agent shall reasonably request from time to time."

         2.2 Encumbrances. Section 9.8 of the Loan Agreement is hereby amended to add a new Section 9.8(k) on to the end thereof as follows:

                           "(k) the security interests and liens on the
                  Collateral in favor of Ford to secure the Indebtedness permitted under Section

                  9.9(h) hereof; provided, that, such security interests and liens are and at all times shall be junior and subordinate in all respects to the security interests and liens of Agent therein on terms and conditions acceptable to Agent."

         2.3 Indebtedness. Section 9.9 of the Loan Agreement is hereby amended to add a new Section 9.9(h) on to the end thereof as follows:

                           "(h) secured Indebtedness of Borrower to Ford
                  pursuant to the Ford Loan Documents (as each is in effect on the date of Amendment No. 1); provided, that,

                                    (i) the principal amount of such
                  Indebtedness shall not exceed $75,000,000 (less the aggregate amount of all repayments in respect thereof) plus interest thereon at the rate provided for in the Ford Loan Documents as in effect on the date of Amendment No. 1,

                                    (ii) Agent shall have received true, correct
                  and complete copies of the Ford Loan Documents,

                                    (iii) such Indebtedness shall be subject to,
                  and subordinate in right of payment to, the right of Agent and Lenders to receive the prior payment and satisfaction in full of all of the Obligations in accordance with the terms of the Ford Intercreditor Agreement,

                                    (iv) Borrower and Guarantors shall not
                  request any loans under the Ford Loan Documents or deliver any Borrowing Request (as such term is defined in the Ford Loan Agreement as in effect on the date of Amendment No. 1) to Ford at any time after March 29, 2002,

                                    (v) Borrower and Guarantors shall not,
                  directly or indirectly, make any payments in respect of such Indebtedness, except, that, unless and until Agent or any Lender shall have given Ford written notice of the occurrence of any Event of Default under the Financing Agreements, Borrower and Guarantors may make regularly scheduled payments of interest when due, on an unaccelerated basis, in respect of such Indebtedness in accordance with the terms of the Ford Loan Documents as in effect on the date of Amendment No. 1 (but not any prepayments, non-mandatory payments or any payments pursuant to acceleration or claims of breach or to acquire any such Indebtedness or otherwise),

                                    (vi) Borrower and Guarantors shall not, (A)
                  directly or indirectly, amend, modify, alter or change any of the terms of such Indebtedness or any of the Ford Loan Documents, as in effect on the date of Amendment No. 1 or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and

                                    (vii) Borrower and Guarantors shall furnish
                  to Agent all notices or demands in connection with such Indebtedness either received by Borrower or any Guarantor or on its or their behalf promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its or their behalf concurrently with the sending thereof, as the case may be, including, without limitation, each Borrowing Request and each statement of projected cash disbursements, expense reduction report, any variance report and any other reports or information delivered to Ford in connection therewith."

         2.4 Loans, Investments, Guarantees, Etc. Section 9.10 of the Loan Agreement is hereby amended to add a new Section 9.10(n) on to the end thereof as follows:

                           "(n) secured guarantees by Guarantors in favor of
                  Ford with respect to the obligations of Borrower to Ford pursuant to the Ford Loan Documents (as in effect on the date of Amendment No. 1)."

         2.5 Adjusted Net Worth. Pursuant to the letter agreement, dated March 13, 2001, by and among Agent, Borrower and Guarantors, notwithstanding the requirement of five (5) days prior notice provided for in such letter agreement, effective as of the date hereof, Section 9.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "9.18 Excess Availability. Borrower shall at all
                  times have Excess Availability of not less than $25,000,000."

         2.6 Events of Default. Section 10.1 of the Loan Agreement is hereby amended to add the following at the end thereof:

                           "(o) Borrower shall have failed by January 31, 2002
                  to retain the Consultant with a scope of engagement acceptable to Agent;

                           (p) at any time subsequent to the initial employment
                  by Borrower of the Consultant, except as Agent may otherwise agree, (i) Borrower terminates the employment of the Consultant, or limits or attempts to limit the scope of the engagement of the Consultant, or (ii) Borrower, or any member of senior management of Borrower, shall fail to cooperate in any material respect with the Consultant in connection with its services; and

                           (q) the occurrence of any event of default, or act,
                  condition or event which with notice or passage of time would constitute an event of default, under the Ford Loan Documents shall exist or have occurred and be continuing."

         Section 3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, Borrower and each Guarantor hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of Amendment No. 1 and shall be incorporated into and made a part of the Financing Agreements):

         3.1 Ford Loan Documents.

                  (a) The Ford Loan Documents and the transactions contemplated under each have been duly executed, delivered and performed by Borrower in accordance with their terms in all respects and the Ford Loan Documents are effective.

                  (b) Neither the execution and delivery of the Ford Loan Documents by Borrower or any of the instruments and documents to be delivered pursuant thereto, nor the consummation by Borrower of the transactions contemplated therein, nor compliance by Borrower with the provisions therein contemplated, has violated or will violate any law or regulation or any order or decree (in each case, applicable to Borrower) of any court or governmental instrumentality that could reasonably be expected to have a Material Adverse Effect or does or will conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or instrument to which Borrower or any Guarantor is a party or may be bound that could reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets and property of Borrower or any Guarantor (except as specifically contemplated in the Ford Loan Documents) or violate any provision of the Certificate of Incorporation or By-Laws of Borrower or any Guarantor.

                  (c) All actions and proceedings required by the Ford Loan Documents, or any applicable law or regulation to be taken by Borrower have been taken and the transactions contemplated thereunder have been duly and validly consummated. Borrower and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by the Ford Loan Documents.

                  (d) Borrower has delivered, or caused to be delivered, to Agent true, correct and complete copies of the Ford Loan Documents.

         3.2 No Default. No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing on the date of this Amendment No. 1.

         3.3 Corporate Power and Authority. This Amendment No. 1 has been duly executed and delivered by Borrower and each Guarantor and is in full force and effect as of the date of this Amendment No. 1 and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and such Guarantor enforceable against Borrower and such Guarantor in accordance with their respective terms.

         3.4 Consents. Borrower and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by this Amendment No. 1.

         3.5 Consultant. By no later than January 31, 2002, Borrower and Guarantors shall enter into an agreement to retain a Consultant selected by Borrower from a list provided by Agent to Borrower and attached hereto as Exhibit A. The scope and nature of the engagement of the Consultant shall be acceptable to Agent. Borrower and each Guarantor hereby irrevocably authorizes and directs any such Consultant to share with Agent all budgets, records, projections, financial information, reports and other information relating to the Collateral, or the financial condition or operations of Borrower's and each Guarantor's businesses. Borrower and each Guarantor agrees to provide the Consultant with complete access to all of Borrower's and such Guarantor's books and records, all of Borrower's and each Guarantor's premises and to Borrower's and each Guarantor's management and to cooperate with such Consultant; provided, that, such access shall be made upon Consultant's reasonable prior notice to Borrower for access during normal business hours and any non-public information provided by Borrower to Consultant shall be subject to the terms and conditions of Section 13.5 of the Loan Agreement. So long as no Event of Default, or act, condition or event which with notice or passage of time would constitute an event of default shall exist or have occurred and be continuing, Borrower and each Guarantor shall not be responsible for the fees and expenses of any Consultant retained pursuant to this Section in excess of $50,000. At any time that an Event of Default exists or has occurred and is continuing, Borrower and each Guarantor shall pay all fees and expenses of each Consultant retained pursuant to this Section regardless of the amount thereof.


         3.6 Additional Items to be Delivered. In addition to all other terms, conditions and provisions set forth in the other Financing Agreements, as soon as possible, but in any event, by no later than December 15, 2001, Borrower shall deliver or cause to be delivered to Agent, each in form and substance reasonably satisfactory to Agent, (a) original Deposit Account Control Agreements in favor of Agent with respect to Borrower's and each Guarantor's deposit accounts listed on Exhibit B hereto, each duly authorized, executed and delivered by Borrower or such Guarantor (as applicable), and the financial institution which maintains such deposit account for Borrower or such Guarantor, and (b) true, correct and complete copies of the Ford Loan Documents duly authorized, executed and delivered by each Guarantor.

         Section 4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to, Agent having received, in form and substance reasonably satisfactory to Agent:

         4.1 with respect to the Real Property of Borrower located in Dearborn, Michigan, an original Modification to Mortgage, duly authorized, executed and delivered by Borrower;

         4.2 true, correct and complete copies of the Ford Loan Documents, including the Initial Borrowing Request (as defined in the Ford Loan Documents), duly authorized, executed and delivered by Ford and Borrower, as applicable, and evidence that the Ford Loan Documents are in full force and effect;

         4.3 the approval of the Required Lenders of this Amendment No. 1 and the Ford Intercreditor Agreement including, the express authorization of such Lenders to the execution, delivery and performance of this Amendment No. 1 and the Ford Intercreditor Agreement, by Agent, on behalf of all Lenders, and evidence that such approval is in full force and effect;

         4.4 an original of the Ford Intercreditor Agreement, duly authorized, executed and delivered by Ford and acknowledged by Borrower and each Guarantor and evidence that such agreement is in full force and effect; and

         4.5 an original of this Amendment No. 1, duly authorized, executed and delivered by Borrower and each Guarantor.

         Section 5.  Provisions of General Application

         5.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 1 and the other Financing Agreements, the terms of this Amendment No. 1 shall control. The Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement.

         5.2 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements.

         5.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 1.

         5.4 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

         5.5 Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         5.6 Survival of Representations and Warranties. All representations and warranties made in this Amendment No. 1 or any other document furnished in connection with this Amendment No. 1 shall survive the execution and delivery of this Amendment No. 1 and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

         5.7 Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                   ROUGE STEEL COMPANY

                                   By: /s/ Gary P. Latendresse

                                   Title: Vice Chairman and CFO


                                   ROUGE INDUSTRIES, INC.

                                   By: /s/ Gary P. Latendresse

                                   Title: Vice Chairman and CFO


                                   QS STEEL INC.

                                   By: /s/ Gary P. Latendresse

                                   Title: President


                                   EVELETH TACONITE COMPANY

                                   By: /s/ Gary P. Latendresse

                                   Title: President


AGREED:

CONGRESS FINANCIAL CORPORATION,
         as Agent

By: /s/ Herbert C. Korn

Title: Vice President

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1

                               List of Consultants




Lissner & Associates
Chicago, Illinois

BBK
Southfield, Michigan

FTI/Policano & Manzo
Saddlebrook, New Jersey

Glass & Associates

                                    EXHIBIT B
                                       TO
                                 AMENDMENT NO. 1

                  List of Borrower/Guarantors Deposit Accounts



                                  See Attached